Offerings - Offering: 1	Nov. 10, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.125% Senior Notes due 2033
Amount Registered | shares	557,700,000
Proposed Maximum Offering Price per Unit	0.99221
Maximum Aggregate Offering Price	$ 553,355,517.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 48,141.93
Offering Note	Note 1a. Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended. Note 1b.The U.S. dollar equivalent of the amount to be registered and the proposed maximum aggregate offering price have been calculated on the basis of EUR500,000,000 aggregate principal amount of the notes, converted at a EUR/$ exchange rate of EUR1.00/$1.1154, the most recent exchange rate released by the Board of Governors of the Federal Reserve System, as of November 6, 2026